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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 1, 2006


                           DELPHI FINANCIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                   001-11462                  13-3427277
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(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)


 1105 North Market Street, Suite 1230, P.O. Box 8985, Wilmington, DE   19899
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(Address of principal executive offices)                             (ZIP Code)


Registrant's telephone number, including area code   302-478-5142
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events

Stock Split

The Registrant's Board of Directors declared a three-for-two split of its common stock effected in the form of a 50% stock dividend, which was distributed on June 1, 2006 to stockholders of record on May 18, 2006. All share and per share amounts presented in Exhibit 11.1 of this Current Report on Form 8-K have been restated to reflect this split.

Item 9.01.  Financial Statements and Exhibits

(a)  Not applicable.
(b)  Not applicable.
(c)  Not applicable.
(d)  Exhibits.

     Exhibit Number    Description of Exhibits
     --------------    -----------------------
          11.1         Computation of Earnings Per Share.


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             DELPHI FINANCIAL GROUP, INC.

                                             /s/ ROBERT ROSENKRANZ
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                                             Robert Rosenkranz
                                             Chairman of the Board and
                                             Chief Executive Officer
                                             (Principal Executive Officer)


Date: August 11, 2006